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                                                                EXHIBIT 99.1



                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b)
                 OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glimcher Realty Trust, a Maryland Real Estate Investment Trust (the "Company"), does hereby certify, to such officer's knowledge, that:

         The yearly Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 21, 2003                        /s/ Herbert Glimcher
--------------------                        --------------------
                                                Herbert Glimcher
                                            Chairman of the Board and
                                            Chief Executive Officer


Date: March 21, 2003                       /s/ Melinda A. Janik
--------------------                       --------------------
                                               Melinda A. Janik
                                           Senior Vice President and
                                           Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as separate disclosure document.